LiveWell Variable Annuity

Flexible Premium Deferred Variable Annuity

issued by:  Midland National Life Insurance Company

through the Midland National Life Separate Account C

Supplement dated February 2, 2017

to the Prospectus Dated May 1, 2016

This Supplement describes important changes that are being made to the investment options available under your Contract.  Please read this Supplement carefully and retain it with your Prospectus for future reference.

With respect to the Ivy VIP Small Cap Value Portfolio, this Supplement will alter the Prospectus for the flexible premium deferred variable annuity contract listed above in the following manner:

On page three of the Prospectus, under Separate Account Investment Options, the following name change is effective March 3, 2017

Ivy VIP Small Cap Value will change its name to Ivy VIP Small Cap Core.

Under APPENDIX A – SEPARATE ACCOUNT INVESTMENT OPTIONS the following name change is effective March 3, 2017.

Ivy VIP Small Cap Value will change its name to Ivy VIP Small Cap Core.

Under APPENDIX C – CONDENSED FINANCIAL INFORMATION the following name change is effective March 3, 2017.

Ivy VIP Small Cap Value will change its name to Ivy VIP Small Cap Core.

A corresponding name change is hereby made throughout the Prospectus.

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If you have any questions, please call the Customer Service Center toll-free at 1-866-747-3421, or write the Customer Service Center at, Midland National Life Insurance Company, P.O. Box 758547, Topeka, Kansas, 66675-8547.

Please retain this Supplement for future reference.